Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 20 – Subsequent Events

The following subsequent events were evaluated on May 1, 2023, the date the financial statements were issued.

On February 23, 2023 we entered into a Securities Purchase Agreement with certain institutional investors in connection with a registered direct offering of 3,846,000 units (each, a “Unit”) at a per Unit price of $1.30. Each Unit comprises: (1) one ordinary share, and (2) 0.65of a warrant to purchase one ordinary share. In a concurrent private placement we also sold unregistered warrant to purchase 2,884,500 ordinary shares. The Company sold the common shares for aggregate gross proceeds of $15,910,000. The net proceeds from the transactions were $14,637,200, after deducting certain fees due to the placement agent and the Company’s transaction expenses, and will be used for working capital and general corporate purposes.